UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2006

PARK HILL CAPITAL I CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-27911 (Commission File Number)	84-1491806 (IRS Employer Identification No.)

1 Place Ville-Marie
Suite 2821
Montreal, Quebec
H3B 4R4

(Address of Principal Executive Offices)
(Zip Code)

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant.

Park Hill Capital I Corp. (the “Registrant”) has changed its principal independent accountants. As discussed below, on May 1, 2006, Schwartz Levitsky Feldman LLP was dismissed as the Registrant’s principal independent accountants. On May 2, 2006, the Registrant retained Wolinetz, Lafazan, & Company, P.C. as its principal independent accountants. Such change in accountants was recommended and approved by the Registrant’s board of directors.

The reports of Schwartz Levitsky Feldman LLP on the financial statements for the two fiscal years ended May 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that the reports of Schwartz Levitsky Feldman LLP for the above periods included a qualification in which Schwartz Levitsky Feldman LLP noted substantial doubt about the Registrant's ability to continue as a going concern. In addition, during Registrant’s fiscal years ended May 31, 2005 and 2004 and through May 1, 2006, there were no disagreements with Schwartz Levitsky Feldman LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Schwartz Levitsky Feldman LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant’s two fiscal years ended May 31, 2005 and 2004 nor through May 1, 2006.

The Registrant has provided Schwartz Levitsky Feldman LLP with a copy of this disclosure and has requested that Schwartz Levitsky Feldman LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Schwartz Levitsky Feldman LLP addressed to the SEC dated May 1, 2006 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Registrant’s two most recent fiscal years and through May 2, 2006:

(1) The Registrant did not consult Wolinetz, Lafazan, & Company, P.C. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Wolinetz, Lafazan, & Company, P.C. that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Wolinetz, Lafazan, & Company, P.C. regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.	Not Applicable

(b) Pro forma financial information.	Not Applicable

(c) Exhibits

16.1	Letter, dated May 1, 2006, from Schwartz Levitsky Feldman LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK HILL CAPITAL I CORP.

Date: May 4, 2006	By:	/s/ Francis Mailhot
Name: Francis Mailhot
Title: Chief Executive Officer, Chief Financial Officer, President, and Director